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EXHIBIT 3.02

                           BY-LAWS OF THEORETICS INC.

                        Adopted by the Board of Directors

                                on April 19, 1988

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                                TABLE OF CONTENTS

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                                                                                                                PAGE
ARTICLE I.            GENERAL.....................................................................................1
       1.1.     GENERAL OFFICES...................................................................................1
       1.2.     REGISTERED OFFICE.................................................................................1
       1.3.     REGISTERED AGENT..................................................................................1

ARTICLE II.           SHAREHOLDERS................................................................................1
       2.1.     ANNUAL SHAREHOLDERS' MEETINGS.....................................................................1
       2.2.     SPECIAL MEETING...................................................................................1
       2.3.     PLACE OF MEETING..................................................................................1
       2.4.     NOTICE OF MEETING.................................................................................2
       2.5.     CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE................................................2
       2.6.     VOTING LISTS......................................................................................2
       2.7.     QUORUM OF SHAREHOLDERS............................................................................3
       2.8.     VOTING OF SHARES..................................................................................3
       2.9.     METHOD OF VOTING..................................................................................4
       2.10.    RULES OF PROCEDURE................................................................................4
       2.11.    WAIVER BY UNANIMOUS CONSENT IN WRITING............................................................4
       2.12.    TELEPHONE MEETINGS................................................................................4
       2.13.    CUMULATIVE VOTING.................................................................................5
       2.14.    PRE-EMPTIVE RIGHTS................................................................................5

ARTICLE III.          DIRECTORS...................................................................................5
       3.1.     MANAGEMENT........................................................................................5
       3.2.     NUMBER............................................................................................5
       3.3.     ELECTION..........................................................................................5
       3.4.     TERM OF OFFICE....................................................................................5
       3.5.     REMOVAL...........................................................................................5
       3.6.     VACANCY...........................................................................................6
       3.7.     QUORUM............................................................................................6
       3.8.     ANNUAL DIRECTORS' MEETINGS........................................................................6
       3.9.     REGULAR MEETINGS..................................................................................6
       3.10.    SPECIAL MEETINGS..................................................................................6
       3.11.    NO STATEMENT OF PURPOSE OF MEETING REQUIRED.......................................................7
       3.12.    COMPENSATION......................................................................................7
       3.13.    ATTENDANCE AND PRESUMPTION OF ASSENT..............................................................7
       3.14.    EXECUTIVE AND OTHER COMMITTEES....................................................................7
       3.15.    REMOVAL OF COMMITTEE MEMBERS......................................................................7
       3.16.    WAIVER BY UNANIMOUS CONSENT IN WRITING............................................................8
       3.17.    TELEPHONE MEETINGS................................................................................8

ARTICLE IV.           OFFICERS....................................................................................8
       4.1.     NUMBER............................................................................................8
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                                TABLE OF CONTENTS(CONTINUED)

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                                                                                                                PAGE
       4.2.     ELECTION AND TERM OF OFFICE.......................................................................8
       4.3.     REMOVAL...........................................................................................8
       4.4.     VACANCIES.........................................................................................9
       4.5.     AUTHORITY.........................................................................................9
       4.6.     PRESIDENT.........................................................................................9
       4.7.     VICE PRESIDENT....................................................................................9
       4.8.     SECRETARY.........................................................................................9
       4.9.     TREASURER.........................................................................................9
       4.10.    ASSISTANT TREASURER AND ASSISTANT SECRETARY......................................................10
       4.11.    SALARIES.........................................................................................10

ARTICLE V.            CONTRACTS LOANS, CHECKS AND DEPOSITS.......................................................10
       5.1.     CONTRACTS, DEEDS, MORTGAGES, ETC.................................................................10
       5.2.     LOANS............................................................................................10
       5.3.     CHECKS, DRAFT, ETC...............................................................................10
       5.4.     DEPOSITS.........................................................................................10

ARTICLE VI.           CERTIFICATES FOR SHARES AND THEIR TRANSFER.................................................11
       6.1.     CERTIFICATES FOR SHARES..........................................................................11
       6.2.     FACSIMILE SIGNATURES.............................................................................11
       6.3.     ISSUANCE.........................................................................................11
       6.4.     SUBSCRIPTIONS....................................................................................11
       6.5.     PAYMENT..........................................................................................11
       6.6.     LIEN.............................................................................................12
       6.7.     REPLACEMENT OF LOST OR DESTROYED CERTIFICATES....................................................12
       6.8.     TRANSFER OF SHARES...............................................................................12
       6.9.     REGISTERED SHAREHOLDERS..........................................................................12

ARTICLE VII.          DIVIDENDS AND RESERVES.....................................................................12
       7.1.     DECLARATION AND PAYMENT..........................................................................12
       7.2.     RECORD DATE......................................................................................12
       7.3.     RESERVES.........................................................................................13

ARTICLE VIII.         INDEMNIFICATION............................................................................13
       8.1.     DEFINITIONS......................................................................................13
       8.2.     POWER TO INDEMNIFY...............................................................................13
       8.3.     DIRECTOR LIMITATION..............................................................................14
       8.4.     TERMINATION OF A PROCEEDING......................................................................14
       8.5.     PROCEEDING BROUGHT BY THE CORPORATION............................................................14
       8.6.     DETERMINATION OF INDEMNIFICATION.................................................................14
       8.7.     AUTHORIZATION OF INDEMNIFICATION.................................................................15
       8.8.     INDEMNIFICATION OF A DIRECTOR....................................................................15
       8.9.     INDEMNIFICATION OF OTHERS........................................................................16
       8.10.    INDEMNITY INSURANCE..............................................................................16
       8.11.    REPORTS TO SHAREHOLDERS..........................................................................17
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                                TABLE OF CONTENTS(CONTINUED)

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       8.12.    EMPLOYEE BENEFIT PLAN............................................................................17

ARTICLE IX.           MISCELLANEOUS..............................................................................17
       9.1.     LIMITATION OF LIABILITY..........................................................................17
       9.2.     FISCAL YEAR......................................................................................17
       9.3.     SEAL.............................................................................................17
       9.4.     BOOKS AND RECORDS................................................................................17
       9.5.     ANNUAL STATEMENT.................................................................................18
       9.6.     RESIGNATION......................................................................................18
       9.7.     AMENDMENT OF BYLAWS..............................................................................18
       9.8.     INVALID PROVISIONS...............................................................................18
       9.9.     HEADINGS.........................................................................................18
       9.10.    WAIVER OF NOTICE.................................................................................18
       9.11.    GENDER...........................................................................................18
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                                   ARTICLE I.
                                    GENERAL

     1.1. GENERAL OFFICES. Unless otherwise determined by resolution of the Board of Directors, the principal office of the Corporation shall be located in the City of Dallas, County of Dallas, State of Texas. The Corporation may have such other offices, either within or without the State of Texas, as the Board of Directors may determine or as the affairs of the Corporation may require from time to time.

     1.2. REGISTERED OFFICE. The Corporation shall have and continuously maintain in the State of Delaware a registered office which may be, but need not be, the same as the principal office in the State of Texas. The address of the registered office may be changed from time to time by the Board of Directors. The present registered office of the Corporation is 725 Market Street, Wilmington, Delaware.

     1.3. REGISTERED AGENT. The Corporation shall have and continuously maintain in the State of Delaware a registered agent, which agent may be either an individual resident of the State of Delaware whose business office is identical with the Corporation's registered office, or a domestic corporation, or a foreign corporation authorized to transact business in the State of Delaware which has a business office identical with the Corporation's registered office. The registered agent may be changed from time to time by the Board of Directors. The present registered agent of the Corporation is The Company Corporation.

                                   ARTICLE II.
                                  SHAREHOLDERS

     2.1. ANNUAL SHAREHOLDERS' MEETINGS. An annual meeting of the Shareholders shall be held each year on a day and hour to be selected by the President or the Board of Directors within six months after the end of the Corporation's fiscal year, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. The annual meeting shall not be held on a date declared a legal holiday by the State of Delaware. If the election of the Directors shall not be held on the date selected for any annual meeting of Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the Shareholders as soon thereafter as conveniently maybe held.

     2.2. SPECIAL MEETING. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or these Bylaws, may be called by the President, the Board of Directors, or the holders of not less than one tenth of all the outstanding shares of the Corporation entitled to vote at the meeting. Business translated at a special meeting shall be limited to the purposes stated in the notice of the meeting.

     2.3. PLACE OF MEETING. The Board of Directors or the President may designate any place, either within or without the State of Delaware, unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting of Shareholders. A waiver of notice signed by all Shareholders entitled to vote at a meeting may designate any place, either within or without the State of Delaware, unless otherwise prescribed by statute, as

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the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Delaware.

     2.4. NOTICE OF MEETING. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10), nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each Shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the Shareholder at this address as it appears on the stock transfer book of the Corporation, with postage thereon prepaid.

     2.5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make: a determination of Shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for such determination of Shareholders, such date in any case to be not more than fifty
(50) days and, in case of a meeting of Shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of Shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

     2.6. VOTING LISTS.

          A. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the Shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation or the principal office of the Corporation, if it be other than the registered office, and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the

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Shareholders entitled to examine such list or transfer books or to vote at any meeting of Shareholders.

          B. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

          C. An officer or agent having charge of the stock transfer books who shall fail to prepare the list of Shareholders or keep the same on file for a period of ten (10) days, or produce and keep it open for inspection at the meeting, as provided in this Section, shall be liable to any Shareholder suffering damage on account of such failure, to the extent of such damage. In the event that such officer or agent does not receive notice of a meeting of Shareholders sufficiently in advance of the date of such meeting reasonable to enable him or her to comply with the duties prescribed by this Section, the Corporation, but not such officer or agent, shall be liable to any Shareholder suffering damage on account of such failure, to the extent of such damage.

     2.7. QUORUM OF SHAREHOLDERS. The holders of a majority of the shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. The vote of the holders of a majority of the shares entitled to vote, and thus represented at a meeting at which a quorum is present, shall be the act of the Shareholders' meeting, unless the vote of a greater number is required by law.

     2.8. VOTING OF SHARES.

          A. Each outstanding share, regardless of class, shall be entitled to one vote on such matter submitted to a vote of a meeting of Shareholders, except to the extent that the Articles of Incorporation provide for more or less than one vote per share or limit or deny voting rights to the holders of the shares of any class or series, and except as otherwise provided by the General Corporation Law of Delaware Business Corporation Act.

          B. Treasury shares, shares of this Corporation's stock owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of this Corporation's stock held by this Corporation In a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

          C. A Shareholder may vote either in person or by proxy executed in writing by the Shareholder or by the Shareholder's duly authorized attorney in fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

          D. At each election for Directors every Shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by the Shareholder for as many persons as there are Directors to be elected and for whose election the Shareholder has a right to vote. (For cumulative voting see Section 2.13 below.)

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          E.   Shares standing in the name of another, corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Bylaws of such corporation may authorize or, in the absence of such authorization, as the Board of Directors of such corporation may determine; provided, however, that when any foreign corporation without a permit to do business in this State lawfully owns or may lawfully own or acquire stock in the Corporation, it shall not be unlawful for such foreign corporation to vote said stock and participate in the management and control of the business and affairs of the Corporation, as other Shareholders, subject to all laws, rules and regulations governing Delaware corporations and especially subject to the provisions of the antitrust laws of the State of Delaware.

          F. Shares held by an administrator, executor, guardian, or conservator may be voted by him or her so long as such shares forming a part of the estate being served by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by that trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name as trustee.

          G. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

          H. A Shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter, the pledgee shall be entitled to vote the shares so transferred.

     2.9. METHOD OF VOTING. Voting on any question or in any election may be by voice or show of hands unless the presiding officer shall order, or any Shareholder shall demand, that voting be by written ballot.

     2.10. RULES OF PROCEDURE. To the extent applicable, Robert's Rules of Order may govern the conduct and procedure at all Shareholders' meetings.

     2.11. WAIVER BY UNANIMOUS CONSENT IN WRITING. Any action required by the General Corporation Law of Delaware Act to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by -all of the Shareholders entitled to vote with respect to the subject matter thereof, and then delivered to the Secretary of the Corporation for inclusion in the minute book of the Corporation. Such consent shall have the same force and effect as any unanimous vote of Shareholders, and may be stated as such in any articles or documents filed with the Secretary of State.

     2.12. TELEPHONE MEETINGS. Subject to the provisions required or permitted by the General Corporation Law of Delaware for Notice of Meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, Shareholders may participate in and hold a meeting of Shareholders, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a

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meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     2.13. CUMULATIVE VOTING. Cumulative voting is expressly prohibited by the Articles of Incorporation.

     2.14. PRE-EMPTIVE RIGHTS. No holder of any stock of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any stock of the Corporation authorized by the Articles of Incorporation or of any additional stock of any class to be issued by reason of any increase of the authorized stock of the Corporation, or of any bonds, certificates of indebtedness, debentures, warrants, options or other securities convertible into any class of stock of the Corporation, but any stock authorized by the Articles of Incorporation or any such additional authorized issue of any stock or securities convertible into any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may in its discretion determine without offering any thereof on the same terms or on any terms to the Shareholder then of record or to any class of Shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of the Articles of Incorporation.

                                  ARTICLE III.
                                   DIRECTORS

     3.1. MANAGEMENT. The business and affairs of the Corporation shall be managed by its Board of Directors. Directors need not be residents of Delaware or Shareholders of the Corporation in order to qualify as a Director.

     3.2. NUMBER. The number of directors of the Corporation shall consist of from one to nine members as shall be elected by the Shareholders from time to time. The number of Directors may be increased or decreased from time to time by amendment to this section of the Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     3.3. ELECTION. At the first annual meeting of Shareholders and at each annual meeting thereafter, the Shareholders shall elect Directors to hold office until the next succeeding annual meeting.

     3.4. TERM OF OFFICE. Unless removed in accordance with these Bylaws each Director shall hold office for the term of which the Director is elected and until the Director's successor shall have been elected and qualified.

     3.5. REMOVAL. The entire Board of Directors or any Director may be removed from office either with or without cause at any special meeting of Shareholders by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at, such meeting and entitled to vote. for the election of such Director or Directors if notice of intention to act upon the question of removing such Director shall have been stated as one of the purposes for

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the calling of such meeting and such meeting shall have been called in accordance with these Bylaws.

     3.6. VACANCY.

          A. Any vacancy occurring in the Board of Directors may be filled in accordance with paragraph C of this section or may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

          B. A Directorship to be filled by reason of an increase in the number of Directors may be filled in accordance with paragraph C of this section or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more Directors by the Shareholders; provided that the Board of Directors may not fill more than two such Directorship during the period between any two successive annual meetings of Shareholders.

          C. Any vacancy occurring in the Board of Directors or any Directorship to be filled by reason of an increase in the number of Directors may be filled by election at an annual or special meeting of Shareholders called for that purpose.

     3.7. QUORUM. A majority of the number of Directors fixed by these Bylaws shall constitute a quorum for the transaction of business unless a greater number is required by law or these Bylaws. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by law or these Bylaws.

     3.8. ANNUAL DIRECTORS' MEETINGS. Immediately after the annual, meeting of the Shareholders and at the place such meeting of the Shareholders has been held, the Board of Directors shall meet each year for the purpose of election of officers and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for this annual meeting shall be necessary.

     3.9. REGULAR MEETINGS. The Board of Directors may provide by resolution the time and place, either within or without the State of Delaware, for the holding of regular meetings without other notice than such resolution.

     3.10. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or shall be called at the request of any two members of the Board of Directors and shall be held upon notice by letter, telegram, cable, or radiogram, delivered for transmission not later than during the third day immediately preceding the day for the meeting, or by word of mouth, telephone, or radiophone received not later than during the second day immediately preceding the day for the meeting. Notice of any special meeting of the Board of Directors may be waived in writing signed by the person or persons entitled to the notice, whether before or after the time of the meeting. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

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     3.11. NO STATEMENT OF PURPOSE OF MEETING REQUIRED. Neither the business proposed to be transacted, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     3.12. COMPENSATION. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at such meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     3.13. ATTENDANCE AND PRESUMPTION OF ASSENT. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. A Director who l is present at a meeting of the Board of Directors at which action on any corporate" matter is taken shall be presumed to have assented to the action taken unless that Director's dissent shall be entered in the minutes of the meeting or unless that Director shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately, after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     3.14. EXECUTIVE AND OTHER COMMITTEES. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution or in these Bylaws, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors in reference to amending the Articles of Incorporation of the Corporation, approving a plan of merger or consolidation, recommending to the Shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation other than in the usual and regular course of the Corporation's business, recommending to the Shareholders a voluntary dissolution of the Corporation or a revocation thereof, amending, altering, or repealing these Bylaws or adopting new Bylaws, filling vacancies in the Board of Directors of any such committee, filling any Directorship to be filled by reason of an increase in the number of Directors, electing or removing officers or members of any such committee, fixing the compensation of any member of such committee, or altering or repealing any resolution of the Board of Directors which by its terms provides that it shall not be so amendable or repealable; and, unless such resolution or these Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of shares of the Corporation. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

     3.15. REMOVAL OF COMMITTEE MEMBERS. Any member of a committee elected by the Board of Directors whenever in its judgement the best interests of the Corporation will be served thereby but such removal shall be without prejudice to the contract rights, if any, of the

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person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

     3.16. WAIVER BY UNANIMOUS CONSENT IN WRITING. Any action required or permitted to be taken at a meeting of the Board of Directors, any Executive Committee or any other committee of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken is signed by all of the Board of Directors, any Executive Committee or any other committee of the Board of Directors as the case may be, and then delivered to the Secretary of the Corporation for inclusion in the Minute Book of the Corporation. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State.

     3.17. TELEPHONE MEETINGS. Subject to the provisions required or permitted by the General Corporation Law of Delaware for Notice of Meetings, unless otherwise restricted by the Articles of Incorporation, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of the Board of Directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV.
                                    OFFICERS

     4.1. NUMBER. The principal officers of the Corporation shall consist of a President, one or more Vice President (the number thereof to be determined by the Board of Directors), a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors. Any two (2) or more offices maybe held by the same person. No officer need be a Shareholder, a Director, or a resident of Delaware.

     4.2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected by the Board of Directors at its annual meeting or as soon thereafter as conveniently possible. New or vacated offices may be filled at any meeting of the Board of Directors. The subordinate officers and agents not elected or appointed by the Board of Directors shall be appointed by the President or any other principal officer to whom the President shall delegate the authority. Each, officer shall hold office until that officer's successor shall have been fully elected and shall have qualified or until that officer's death or until that office shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.3. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

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

     4.4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term as herein provided.

     4.5. AUTHORITY. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

     4.6. PRESIDENT. The President shall be the principal executive officer of the Corporation and shall have general and active management of the business and affairs of the Corporation. The President shall preside at all meetings of the Shareholders and of the Board of Directors, and may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. The President shall see that all orders and resolutions of the Board of Directors are carried Into effect, and shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     4.7. VICE PRESIDENT. In the absence of the President or in the event of the President's death, inability or refusal to act, the Vice President, or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors or in the absence of any designation then in the order of their election, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties as from. time to time may be assigned by the President or by the Board of Directors.

     4.8. SECRETARY. The Secretary shall keep the minutes of the Shareholders' and Board of Directors' meetings in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; keep a register of the post office address of each Shareholder which shall be furnished to the Secretary by such Shareholder; sign with the President certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; have general charge of the stock transfer books of the Corporation; and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

     4.9. TREASURER. The Treasurer shall be the principal financial officer of the Corporation and shall have charge and custody and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; render to the President and the Board of Directors, whenever the same shall be required, an account of all transactions as Treasurer and of the financial condition of the Corporation; if required so to do by the Board of Directors for the faithful performance of the duties of this office and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under his or her control belonging to the Corporation; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors.

     4.10. ASSISTANT TREASURER AND ASSISTANT SECRETARY. The Assistant Treasurer shall, if required by the Board of Directors, give bond for the faithful discharge of his or her duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretary as thereunto authorized by the Board of Directors may sign with the President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurer and Assistant Secretary, in general, shall perform such duties as shall be assigned to them by the Treasurer or the Secretary, respectively, or by the President or the Board of Directors.

     4.11. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that the officer is also a Director of the Corporation.

                                   ARTICLE V.
                      CONTRACTS LOANS, CHECKS AND DEPOSITS

     5.1. CONTRACTS, DEEDS, MORTGAGES, ETC. Subject always to the specific direction of the Board of Directors, all deeds and mortgages made by the Corporation and all other written contracts and agreements to which the Corporation shall be a party shall be executed in its name by the President or Vice President (or one of the Vice Presidents if there are more than one), and, when requested, the Secretary shall attest to such signatures and affix the corporate seal to the instruments.

     5.2. LOANS. No indebtedness, other than for office furniture and equipment which does not exceed $10,000.00 in amount, shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     5.3. CHECKS, DRAFT, ETC. All checks, drafts, notes, bonds, bills of exchange, other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     5.4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE VI.
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     6.1. CERTIFICATES FOR SHARES. The Corporation shall deliver certificates representing all shares to which Shareholders are entitled in such form as may be determined by the Board of Directors. Each certificate representing shares shall state upon the face thereof that the Corporation is organized under the laws of the State of Delaware; the name of the person to whom it is issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value; and such other matters as may be required by law. Such certificates shall be signed by the President or Vice President and either the Secretary or Assistant Secretary or such officer or officers as the Board of Directors shall designate, and may be sealed with the seal of the Corporation or a facsimile thereof.

     6.2. FACSIMILE SIGNATURES. The signatures of the President or Vice President, Secretary or Assistant Secretary or such officer or officers as these Bylaws or the Board of Directors of the Corporation shall prescribe upon a certificate may be facsimilies, if the certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issuance.

     6.3. ISSUANCE. Shares (both treasury and authorized but unissued) may be issued for such consideration, not less than par value, and to such persons as the Board of Directors may determine from time to time.

     6.4. SUBSCRIPTIONS. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series, as the case may be. In case of default in the payment on any installment or call when payment is, due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

     6.5. PAYMENT. The consideration paid for the issuance of shares of the Corporation shall consist of money actually paid, labor or services actually performed, or property, both tangible and; intangible, actually received. Certificates for shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. When such consideration shall have been paid to the Corporation or to a corporation of which all of the outstanding shares of each class are owned by the Corporation, the shares shall be deemed to have been issued and the subscriber or Shareholder entitled to receive such issue shall be a Shareholder with., respect to such shares, and the shares shall be considered fully paid and, non-assessable. Neither promissory notes nor the promise of future services shall constitute payment or partial payment for shares of the Corporation. In the absence of fraud in the transaction, the judgement of the

Board of Directors or the Shareholders as the case may be, as to the value of the consideration received for shares shall be conclusive.

     6.6. LIEN. The Corporation shall have a first and prior lien on all shares of its stock and upon all dividends being declared upon the same for any indebtedness of the respective holders thereof to the Corporation.

     6.7. REPLACEMENT OF LOST OR DESTROYED CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates thereto-fore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

     6.8. TRANSFER OF SHARES. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by the holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     6.9. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII.
                             DIVIDENDS AND RESERVES

     7.1. DECLARATION AND PAYMENT. Subject to provisions of the statutes and the Articles of Incorporation (if any), dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, property, or in shares of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

     7.2. RECORD DATE. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to receive payment of any dividend, such record date to be not more than fifty (50) days prior to the payment date of such dividend, or the Board of Directors may close the stock. transfer books for such purpose for a period of not more than fifty (50) days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of; Directors adopt the resolution declaring such dividend shall be the record date.

     7.3. RESERVES. There may be created by resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE VIII.
                                 INDEMNIFICATION

     8.1. DEFINITIONS. In this Article:

          A. "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger, consolidation, or other transaction in which the liabilities of the predecessor are transferred to the Corporation by operation of law and in any other transaction in which the Corporation assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this Article VIII.

          B. "Director" means any person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary or another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.

          C.   "Expenses" include court costs and attorneys' fees.

          D.   "Official capacity" means:

               1. When used with respect to a Director, the office of Director in the Corporation, and

               2. When used with respect to a person other than a Director, the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the Corporation, but

               3. In both Paragraphs (1) and (2) does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.

          E. "Proceeding" means any threatened, pending, or completed action, suit; or proceeding, whether civil, criminal, administrative, arbitrative; or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

     8.2. POWER TO INDEMNIFY. The Corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person -is or was a Director only if it is determined in accordance with Section
8.6 of this Article that the person:

          A.   Conducted himself in good faith; B. Reasonably believed:

          B. In the case of conduct in his official capacity as a Director of the Corporation, that his conduct was in the Corporation's best interests; and

               1. In all other cases, that his conduct was at least not opposed to the Corporation's best interests; and

               2. In the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     8.3. DIRECTOR LIMITATION. A Director may not be indemnified under Section
8.2 of this Article for obligations resulting from a proceeding:

          A. In which the person is found liable on the basis that personal benefit was improperly DEG., received by hIM, whether or not the benefit resulted from an action taken in the person's official capacity; or

          B.   In which the person is found liable to the Corporation.

     8.4. TERMINATION OF A PROCEEDING. The termination of a proceeding by judgement, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements set forth in Section 8.2 of this Article.

     8.5. PROCEEDING BROUGHT BY THE CORPORATION. A person may be indemnified under Section 8.2 of this Article against judgements, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the proceeding was brought by or in behalf of the Corporation, the indemnification is limited to reasonable expenses actually incurred by the person in connection with the proceeding.

     8.6. DETERMINATION OF INDEMNIFICATION. A determination of indemnification under Section 8.2 of this Article must be made:

          A. By a majority vote of a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the proceeding;

          B. If such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all Directors, consisting solely of two or more Directors who at the time of the vote are not named defendants or respondents in the proceeding;

          C. By special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in Subsection A or B of this
Section 8.6, or, if such a quorum
cannot be obtained and such a committee cannot be established, by a majority vote of all Directors; or

          D. By the Shareholders in a vote that excludes the shares held by Directors who are named defendants or respondents in the proceeding.

     8.7. AUTHORIZATION OF INDEMNIFICATION. Authorization of indemnification and determination as to reasonableness of expenses must be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses must be made in the manner specified by Subsection C of Section 8.6 of this Article for the selection of special legal counsel. A provision contained in the Articles of Incorporation, the Bylaws, a resolution of Shareholders or Directors, or an agreement that makes mandatory the indemnification permitted under Section 8.2 of this Article shall be deemed to constitute authorization of indemnification in the manner required by this
Section 8.7 even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

     8.8. INDEMNIFICATION OF A DIRECTOR.

          A. The Corporation, shall indemnify a Director against reasonable expenses incurred by him or her in connection with a proceeding in which he or she is a named defendant or respondent because he or she is or was a Director if her or she has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

          B. If, in a suit for the indemnification required by Section 8.8 of this Article, a court of competent jurisdiction determines that the Director is entitled to indemnification under that section, the court shall order indemnification and shall award to the director the expenses incurred in securing the indemnification.

          C. If, upon application of a Director, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she has met the requirements set forth in Section 8.2 of this Article or has been adjudged liable in the circumstances described in Section 8.3 of this Article, the court may order the indemnification that the court determines is proper and equitable. The court shall limit indemnification to reasonable expenses if the proceeding is brought by or in behalf of the Corporation or if the Director is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity.

          D. Reasonable expenses incurred by a Director who was, is, or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of the proceeding after:

               1. The Corporation receives a written affirmation by the Director of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article and a written undertaking by or on behalf of the

     Director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements; and

               2. A determination that the facts then known to those making the determination would not preclude indemnification under this Article.

          E.   The written undertaking required by Subsection D of this Section
8.8 must be an unlimited general obligation of the Director but need not be secured. It may be accepted without reference to financial ability to make repayment. Determinations and authorizations of payment under Subsection D of this Section 8.8 must be made in the manner specified by Section 8.6 of this Article for determining that indemnification is permissible.

          F. Notwithstanding any other provision of this Article, a Corporation may pay or reimburse expenses incurred by a Director in connection with his appearance as a witness or other participation in a proceeding at a time when he or she is not a named defendant or respondent in the proceeding.

     8.9. INDEMNIFICATION OF OTHERS.

          A. An officer of the Corporation shall be indemnified as, and to the same extent, provided by Subsections A, B and C of this Section 8.9 for a Director and is entitled to seek indemnification under those Subsections to the same extent as a Director. The Corporation may indemnify and advance expenses to an officer, employee, or agent of the Corporation, to the same extent that it may indemnify and advance expenses to Directors under this Article.

          B. The Corporation; may indemnify and advance expenses to persons who are not or were not officers, employees, or agents of the Corporation but who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise to the same extent that it may indemnify and advance expenses to Directors under this Article.

          C. The Corporation may indemnify and advance expenses to an officer, employee, agent, or person identified in Subsection B of this Section 8.9 and who is not a Director to such further extent, consistent with law, as may be provided by the Corporation's Articles of Incorporation, Bylaws, general or specific action of its Board of Directors, or contract or as permitted or required by common law.

     8.10. INDEMNITY INSURANCE. A Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, .trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as such a person, whether or not the Corporation would have the power to indemnify him or her against that liability under this Article.

     8.11. REPORTS TO SHAREHOLDERS. Any indemnification of or advance of expenses to a Director in accordance with this Article shall be reported in writing to the Shareholders with or before the notice or waiver of notice of the next Shareholders' meeting or with or before the next submission to Shareholders of a consent to action without a meeting pursuant to The General Corporation Law of Delaware and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

     8.12. EMPLOYEE BENEFIT PLAN. For purposes of this Article, the Corporation is deemed to have requested a Director to serve an employee benefit plan whenever the performance by him or her of his or her duties to the Corporation also imposes duties on or otherwise involves services by him or her to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a Director with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by him or her with respect to an employee benefit plan in the performance of his or her duties for a purpose reasonably believed by him or her to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Corporation.

                                   ARTICLE IX.
                                  MISCELLANEOUS

     9.1. LIMITATION OF LIABILITY. No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by that person as a director, officer or employee of the Corporation in good faith, if, in the exercise of ordinary care, this person:

          A. Relied upon financial statements of the Corporation represented to this person to be correct by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants fairly to reflect the financial condition of the Corporation; or considered the assets to be of their book value; or

          B. Relied upon the written opinion of an attorney for the Corporation.

     9.2. FISCAL YEAR. The Fiscal Year of the Corporation shall be fixed by resolution of the Board of Directors.

     9.3. SEAL. The corporate seal shall be in such form as may be determined by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     9.4. BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of account and: shall keep minutes of the proceedings of its Shareholders and the Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. Any person who shall have been a holder of record of shares for at least six (6) months immediately preceding demand, or shall be the holder of record of at least five percent (5%) of all of the outstanding shares of a corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes and records of Shareholders, and to make extracts therefrom.

     9.5. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting of Shareholders a full and clear statement of the business and condition of the Corporation, including a reasonably detailed balance sheet and income statement.

     9.6. RESIGNATION. Any Director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     9.7. AMENDMENT OF BYLAWS. These Bylaws may be altered, amended, or repealed either by unanimous written consent of the Board of Directors, in the manner stated in Article 3.16 herein, or at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment, or repeal be contained in the notice of such meeting.

     9.8. INVALID PROVISIONS. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

     9.9. HEADINGS. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     9.10. WAIVER OF NOTICE. Whenever any notice is required to be given to any Shareholder or Director of the Corporation, a Waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

     9.11. GENDER. Words which import one gender shall be applied to any gender wherever appropriate and words which import the singular or plural shall be applied to either the plural or singular wherever appropriate.

          I, the undersigned, being the Secretary of Theoretics Inc., do hereby certify the foregoing to be the Bylaws of said Corporation, as adopted at a meeting of the Directors held on the 19th day of April, 1988.

                                                     /s/
                                                     ---------------------------
                                                     Secretary

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